SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2013 (December 30, 2012)

Amarok Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-156594	98-0599925
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
30021 Tomas Street, Suite 300 Rancho Santa Margarita, CA92688 (Address of principal executive offices)
(949) 682-7889
(Registrant’s Telephone Number)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amarok Resources, Inc.

Form 8-K/A

Amended Current Report

Explanatory Note to Amendment

This Amendment to the Form 8-K amends our original filing on Form 8-K which was filed with the Securities and Exchange Commission (“SEC”) on January 31, 2013. This Form 8-K/A is being filed to amend the date which Mr. Gibson resigned from his positions with the Company.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2012, Mr. David Gibson (“Mr. Gibson”) resigned from his positions of Director and Vice President of Exploration of Amarok Resources, Inc., a Nevada corporation, (the “Company”).

On January 25, 2013, the Company appointed Mr. Earl Abbott (“Mr. Abbott”), to serve as the Company’s Director and Vice President of Exploration. Mr. Abbott has accepted such appointment.

The biography for Mr. Abbott is set forth below:

EARL W. ABBOTT. Since receiving his Ph.D. degree in geology at Rice University in Houston, Texas where he studied the tectonics of the western U.S., Dr. Abbott has spent 41 years exploring for gold, base metals, uranium, and other resources all over the world. Using his education and experience, he combines strong management skills with a creative vision that enables him to apply sound scientific principles to the search for giant ore deposits. In the early part of his career, his management of an exploration program in Nevada resulted in the acquisition of three gold ore bodies that were subsequently mined profitably. In addition to having been a key employee with several large and small mining companies and a consultant to the mining industry, Dr. Abbott has been an officer and director of several junior mining companies. Dr. Abbott is active in his profession, having been a member and served as an executive of professional mining associations. As a result, he has an extensive network of technical as well as leadership contacts. He is a Certified Professional Geologist (C.P.G.) by the American Institute of Professional Geologists (AIPG) as well as being the past President of the Nevada Chapter. He is also a member and past president of the Geological Society of Nevada (GSN), a member and past President of the Nevada Petroleum & geothermal Society (NPSGS), a member and past President of the Denver Region Exploration Geologists Society (DREGS), a member of the Society of Economic Geologists (SEG), a member of the Society for Mining, Metallurgy, and Exploration (SME), a member of the Geological Society of America (GSA), a member of the Northwest Mining Association (NWMA), a member of the Association for Mineral Exploration British Columbia (AMEBC), and a member of the Prospectors and Developers Association of Canada (PDAC). Dr. Abbott is a Qualified Person under the rules of National Instrument 43-101.

Family Relationships

There are no family relationships between Mr. Abbott and any of the Company's other directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2013	AMAROK RESOURCES, INC.

By: /s/ Ron Ruskowsky
Name: Ron Ruskowsky
Title: President